SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC  20549
                                  ____________

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): January 3, 2000


                         CONCURRENT COMPUTER CORPORATION
                         -------------------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                   ----------

                 (State or other jurisdiction of incorporation)


                                     0-13150
                                   ----------
                            (Commission File Number)


                                   04-2735766
                                   ----------
                      (IRS Employer Identification Number)


              4375 River Green Parkway, Duluth, Georgia      30097
              ----------------------------------------------------
           (Address of principal executive offices)         (Zip Code)


       Registrant's telephone number, including area code:  (678) 258-4000


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ITEM  5.  OTHER  EVENTS

     Concurrent Computer Corporation has made a press release relating to the promotion of Steve Nussrallah to President and Chief Executive Officer of Concurrent Computer Corporation, effective as of January 1, 2000. A copy of this press release is attached hereto as Exhibit 99.1.


ITEM  7.  FINANCIAL  STATEMENTS,  PRO  FORMA  FINANCIAL INFORMATION AND EXHIBITS

Exhibit No.         Description
----------          -----------
99.1                Press  Release  dated  January  3,  2000


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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              CONCURRENT  COMPUTER
                                              CORPORATION
                                                  (Registrant)


Date: January  4,  2000                       By: /s/  Steven  R.  Norton
     ------------------                          -----------------------------
                                                       Steven  R.  Norton
                                                       Chief Financial Officer


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                                  EXHIBIT INDEX
                                  -------------


Exhibit
  No.           Exhibit
-----           -------
99.1     --     Press  Release  dated  January  3,  2000

                                  EXHIBIT 99.1

                                 PRESS  RELEASE

For  More  Information  Contact:
--------------------------------
Concurrent Computer Corporation                 Concurrent Computer Corporation
Andrea  Ariza  (Media)                          Beth Alonzo (Analysts/Investors)
(678) 258-4070 or andrea.ariza@mail.ccur.com    (954)  973-5100


FOR  IMMEDIATE  RELEASE


              STEVE NUSSRALLAH APPOINTED CHIEF EXECUTIVE OFFICER OF
                         CONCURRENT COMPUTER CORPORATION


Atlanta, Georgia, January 3, 2000 -- Concurrent Computer Corporation (NASDAQ:CCUR) announced today the promotion of Steve Nussrallah to President and Chief Executive Officer of Concurrent Computer Corporation. The promotion to
Chief Executive Officer, effective January 1, 2000, is consistent with the succession plan announced in 1999. Mr. Nussrallah succeeds E. Courtney Siegel as Chief Executive Officer of Concurrent Computer Corporation. Mr. Siegel remains the Chairman of the Board of Concurrent Computer Corporation and will continue to play an active role in the Company.

E. Courtney Siegel, Chairman of the Board Concurrent Computer Corporation, said, "This appointment is in accordance with the succession plan announced last year. As I focus my energies on my role as Chairman of the Board, I am confident that Steve is the right leader to continue the success that Concurrent has experienced over the past four years."

Concurrent Computer Corporation (http://www.ccur.com), headquartered in Atlanta,
                                 -------------------
Georgia, is a leading provider of high-performance computer systems, software, and servers. Concurrent Computer Corporation's Xstreme Division is a leading supplier in the emerging digital video server marketplace. This market includes the broadband/cable, corporate training, education, hospitality, and in-flight entertainment industries. Concurrent is also a leading provider of high-performance, real-time computer systems, solutions, and software for commercial and government markets.


                                     -more-
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Concurrent/Steve  Nussrallah  CEO
January  3,  2000
Page  2

The company's 30-year old real-time business focuses on strategic market areas that include: hardware-in-the-loop and man-in-the-loop simulation; data acquisition; industrial systems; and software and embedded applications. Operating in 32 countries worldwide, Concurrent provides sales and support from offices throughout North America, South America, Europe, Asia, and Australia.


                                      # # #


Note to Editors: For additional company or product information from Concurrent Computer Corporation, please contact Concurrent Computer Corporation, 4375 River Green Parkway, Duluth, Georgia 30096. Call toll free in the U.S. and Canada at
(877) 978-7363 or (678) 258-4000, or fax (678) 258-4300. Readers can also access information  through  the  company's  web  site  at  http://www.ccur.com.
                                                     -------------------


Concurrent Computer Corporation is a registered trademark of Concurrent Computer Corporation. All other products are trademarks or registered trademarks of their respective owners.


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